Exhibit 99.1

November 2016

Forward Looking Statements Certain statements contained in this presentation, other than statements of fact that are independently verifiable at the date hereof, may constitute forward-looking statements. Examples of such forward-looking statements include those regarding investigational drug candidates and clinical trials and the status and related results thereto, as well those regarding continuing and further development efforts. Such statements, based as they are on the current analysis and expectations of management, inherently involve numerous risks and uncertainties, known and unknown, many of which are beyond BeiGene’s control. Such risks include but are not limited to: the impact of general economic conditions, general conditions in the pharmaceutical industries, changes in the global and regional regulatory environments in the jurisdictions in which BeiGene does business, market volatility, fluctuations in costs and changes to the competitive environment. Consequently, actual future results may differ materially from the anticipated results expressed in the forward-looking statements. In the case of forward-looking statements regarding investigational drug candidates and continuing further development efforts, specific risks which could cause actual results to differ materially from BeiGene’s current analysis and expectations include: failure to demonstrate the safety, tolerability and efficacy of our drug candidates, final and quality controlled verification of data and the related analyses, the expense and uncertainty of obtaining regulatory approval, including from the FDA, CFDA and EMA, and the possibility of having to conduct additional clinical trials. Further, even if regulatory approval is obtained, pharmaceutical products are generally subject to: stringent on-going governmental regulation, challenges in gaining market acceptance and competition. These statements are also subject to a number of material risks and uncertainties that are described in BeiGene’s filings with the Securities and Exchange Commission. The reader should not place undue reliance on any forward-looking statements included in this presentation. These statements speak only as of the date made, and BeiGene is under no obligation and disavows any obligation to update or revise such statements as a result of any event, circumstances or otherwise, unless required by applicable legislation or regulation.

Note: 1 Limited collaboration with Merck KGaA; 2 Partnered with Merck KGaA outside China; 3 As of November 7, 2016 Program Mechanism of Action Commercial Rights Preclinical Dose Escalation Dose Expansion Registration Potential Differentiation BGB-3111 BTK Worldwide Deeper target suppression enabled by improved selectivity and exposure BGB-A317 PD-1 Worldwide Fc receptor binding has been engineered out BGB-290 PARP Worldwide1 Significant brain penetration, strong DNA trapping and high selectivity BGB-283 RAF Dimer China2 Inhibits monomer and dimer forms of RAF; potential activity in RAS Small Molecules Antibody In total, over 800 patients and healthy adults3 treated across 4 programs including combination trials Broad Pipeline of Internally Discovered Agents Potentially Differentiated and Rationally Designed Pipeline

Combination Mechanism of Action Planning for Combination Dose Escalation Dose Expansion Registration Differentiation BGB-3111 Gazyva BTK + CD20 No interference with CD20 antibody activity due to BTK selectivity BGB-A317 BGB-290 PD-1 + PARP Good tolerability due to PARP selectivity; internal combination BGB-A317 BGB-3111 PD-1 + BTK Good tolerability due to BTK selectivity; internal combination Combinations in Development Broad Internal Portfolio Provides Advantages in Combination Therapy + + + External Combo Internal Combo We believe we are one of two companies with wholly owned, clinical-stage PD-1 and BTK inhibitors We believe we are one of a small number of companies with internal combinations of PD-1 + PARP inhibitors Potential for RAF dimer / PD-1 inhibitor combination based on internal data Broad preclinical programs target multiple points in the immunity cycle Combination Potential

BGB-3111 Target Inhibition by Ibrutinib in Disease-Relevant Tissues Is Not Sustained Better bioavailability and higher exposure of BGB-3111 may allow deeper target suppression in disease-relevant tissues and potentially impact efficacy Preclinical models showed significant recovery of target occupancy in disease relevant tissues for ibrutinib PBMC Spleen Bone Marrow Lymph Node Note: PBMC = Peripheral Blood Mononuclear Cell; Source: BeiGene data on file 100 0 1 16 62 0 20 40 60 80 100 120 Vehicle 4 hrs 8 hrs 12 hrs 24 hrs Unoccupied BTK (%) 100 2 9 24 66 0 20 40 60 80 100 120 Vehicle 4 hrs 8 hrs 12 hrs 24 hrs Unoccupied BTK (%) 100 9 9 37 68 0 20 40 60 80 100 120 Vehicle 4 hrs 8 hrs 12 hrs 24 hrs Unoccupied BTK (%) 100 0 1 19 27 0 20 40 60 80 100 120 140 Vehicle 4 hrs 8 hrs 12 hrs 24 hrs Unoccupied BTK (%)

BGB-3111

Target Inhibition by Ibrutinib in Disease-Relevant Tissues Is Not Sustained

Preclinical models showed significant recovery of target occupancy in disease relevant tissues for ibrutinib



PBMC
Spleen
Bone Marrow
Lymph Node
Unoccupied BTK (%)
Vehicle
4 hrs
8 hrs
12 hrs
24 hrs
100
0
1
19
27
100
2
9
24
66
100
9
9
37
68
100
0
1
16
62

- Better bioavailability and higher exposure of BGB-3111 may allow deeper target suppression in disease-relevant tissues and potentially impact efficacy

BeiGene

Note: PBMC = Peripheral Blood Mononuclear Cell; Source: BeiGene data on file

Adapted from Advani et al., JCO, 2013 BGB-3111 Greater Drug Exposure in Humans Seen When Compared with Ibrutinib, and Longer Half-life and Greater In Vitro Potency Compared with Acalabrutinib Cmax and AUC of BGB-3111 at 80 mg is similar to those of ibrutinib at 560 mg Free drug exposure of BGB-3111 at 40 mg is comparable to that of ibrutinib at 560 mg Distinct profile compared to acalabrutinib which has a short half-life (1 hour)2 and lower in vitro potency1-4 BGB-3111 Ibrutinib Acalabrutinib Adapted from Byrd et al., NEJM, 2015 Source: 1 Tam et al., ASH, 2015; 2 Byrd et al., NEJM, 2015; 3 Lannutti et al., AACR, 2015, 4BeiGene data on file In Vitro BTK Inhibition IC50 Relative to Ibrutinib BGB-3111 Ibrutinib Acalabrutinib 1.11 1 3.42–7.23 0 100 200 300 400 500 600 700 0 6 12 18 24 Time post - dose (hours) 560mg 0 100 200 300 400 500 600 700 0 6 12 18 24 Time post - dose (hours) 100mg 0 100 200 300 400 500 600 700 0 6 12 18 24 Plasma Concentration (ng/mL) Time post - dose (hours) 40mg 80mg 160mg 320mg

BGB-3111 Complete and Sustained BTK Inhibition in Tissues as a Result of High Exposure PBMC Lymph Node Complete BTK inhibition in PBMCs at the starting dose (40 mg) Paired lymph node biopsies were collected during screening or pre-dose on day 3 Median trough occupancy: 100% (160 mg BID) vs 94% (320 mg QD), p=0.002 Proportion ≥90% trough occupancy: 94% (160 mg BID) vs 58% (320 mg QD), p=0.027 Note: PBMC = Peripheral Blood Mononuclear Cell; Source: Tam et al. ASH 2015 and Tam et al. 9th IWWM 2016 0% 20% 40% 60% 80% 100% 120% 0 2 4 BTK Occupancy, % CLL MCL FL DLBCL MZL WM 320 mg QD 160 mg BID

BGB-3111 Well-Tolerated and Highly Active in R/R CLL/SLL: Phase I Data in CLL Source: Tam et al., ASH 2016 Abstract As of June 10, 2016, 45 patients with chronic lymphocytic leukemia (CLL) / small lymphocytic lymphoma (SLL) have been enrolled in the BGB-3111 first-in-human phase I trial; 29 patients were evaluable BGB-3111 was well tolerated: 69% subjects reporting no dose related AE>Gr 1 severity within the first 12 weeks of therapy The most common AEs of any attribution were petechiae / bruising (38%), upper respiratory infection (31%, all Gr 1/2), diarrhea (28%, all Gr 1/2), fatigue (24%, all Gr 1/2), and cough (21%, all Gr 1/2) There are three SAEs (Gr2 cardiac failure, Gr2 pleural effusion and Gr3 purpura) assessed as possibly related to the drug by investigators: Gr3 purpura is the only major bleeding event reported. Three patients had temporary dose interruption for AE, and one discontinued BGB-3111 for AE After a median follow-up of 7.5 months (2.9-17.3 months), the response rate is 90% (26/29), with PR in 79% (23/29) and, PR-L in 10% (3/29), SD in 7% (2/29), and non-evaluable response in one patient who discontinued treatment prior to week 12; no instances of disease progression or Richter transformation have occurred An updated analysis is currently being conducted for presentation at ASH meeting in December based on data cutoff date of October 3, 2016 and includes an additional 17 patients (all with less than 6 months follow-up). Based on a provisional analysis, which is subject to ongoing data validation, the objective response rate is 93% (43 out of 46 patients). Compared to the analysis for ASH abstract publication, no additional patients have discontinued study treatment for adverse event or progressive disease, and, based on serious adverse event reporting, no new safety signals have been identified.

BGB-3111 Phase I Data in Waldenström's Macroglobulinemia Source: Tam et al. 9th IWWM 2016 As of September 9, 2016, 41 patients with Waldenström’s Macroglobulinemia (WM) have been enrolled in the BGB-3111 first-in–human phase 1 24 WM patients are included in this analysis At least 12 weeks follow-up as of June 10, 2016, the data cut-off date Median follow-up for evaluable patients= 8.0 months (3.3–21 months) MYD88 and CXCR4 sequencing was not included in the original protocol; samples were requested with additional consenting and this analysis is underway Only 1 patient has discontinued BGB-3111 (exacerbation of underlying bronchiectasis while in VGPR); remainder of patients remain on study treatment

BGB-3111 Favorable Safety Profile: Adverse Events Independent of Causality in Phase I Trial in WM Source: Tam et al. 9th IWWM 2016 BGB-3111 (n=24) Grade 1-2 Grade 3-4* All Grade n % n % n % Upper Respiratory Tract Infection 6 25% 0 0% 6 25% Diarrhoea 6 25% 0 0% 6 25% Petechiae/ contusion/ bruising 5 21% 0 0% 5 21% Nausea 5 21% 0 0% 5 21% Rash 4 17% 0 0% 4 17% Neutropenia 3 13% 1 4% 4 17% Constipation 3 13% 0 0% 3 13% Events of Special Interest Atrial Fibrillation 1 4% 0 0% 1 4% Serious Hemorrhage 0 0% 0 0% 0 0% *Additional >Gr3 events: anemia (n=2), foot fracture, renal artery thrombosis, bronchiectasis, thrombocytopenia, hypertension, cryptococcal meningitis (all n=1) The most common AEs in WM pts were Gr1-2 upper respiratory infection (25%), diarrhea (25%), and nausea (21%) Two SAEs (Gr2 AF and Gr3 cryptococcal meningitis) were assessed as possibly related to the drug by investigators; in both cases, BGB-3111 was temporarily held but safely resumed No serious hemorrhage (≥Gr3 or CNS hemorrhage of any grade) was reported

BGB-3111 Deep Responses in WM: Phase I Trial Efficacy Summary in WM The preliminary clinical data demonstrate that BGB-3111 is highly active in WM, with an overall response rate of 92%, including major response in 83% and VGPR in 33%, at a median follow-up time of 8.0 months At median follow-up of 8 months (up to 21 months), no disease progression has been observed An updated analysis is currently being conducted for presentation at ASH meeting in December based on data cutoff date of October 3, 2016 and includes an additional 8 patients (all with less than 6 months follow-up, median 3.8 months). Based on a provisional analysis, which is subject to ongoing data validation, the major response rate is 78% (25 out of 32 patients), with 34% (11 out of 32 patients) of patients achieving VGPR. Compared to the data presented at the IWWM conference, no additional patients have discontinued study treatment for adverse event or progressive disease, and, based on serious adverse event reporting, no new safety signals have been identified. Measurements Total Median follow-up (range) 8.0 months (3.3–21 months) Best Response* N = 24 CR 0 VGPR** 8 (33%) PR 12 (50%) MR 2 (8%) SD 2 (8%) Major Response (≥PR) 20 (83%) Overall Response (including MR) 22 (92%) Median IgM reduction (%) 29.9 g/L to 3.0 g/L (90%) Median Hemoglobin Change 10.1 g/dl to 13.5 g/dl Lymphadenopathy Reduction by CT (#pts, range) 8/8 (27–100%) * Modified Sixth International Workshop on WM (IWWM) criteria ** ≥90% IgM reduction (or normal IgM level) and reduction in extramedullary disease (if present at baseline) Source: Tam et al. 9th IWWM 2016

BGB-3111 Rapid and Deep Responses in WM and in More Difficult-to-Treat Patients: Phase I Trial in WM Response by Mutation Status Post-Treatment IgM Reduction (vs. Baseline)* Preliminary sequencing data suggest high VGPR rate in patients with the MYD88L265P genotype (6/12) as well as documented response in more difficult-to-treat patients with MYD88WT *The degree of reduction in serum IgM level is the basis of response assessment in Waldenstrom’s Macroglobulinemia: ≥25% –<50% = minor response; ≥50% –<90% = partial response； ≥90% –<100% = very good partial response; and absence of clonal IgM = complete response. Source: Tam et al. 9th IWWM 2016 * IgM level normalized; ** Discontinued due to exacerbation of pre-existing bronchiectasis Genotype* Best Response CR VGPR PR MR SD MYD88L265P (n=12) 0 6 (50%) 5 (42%) 0 1 MYD88WT (n=3) 0 0 1 1 1 * CXCR4 status is available for seven patients (all CXCR4wt) **

BGB-3111 Favorable Response Rate and Depth vs. Ibrutinib^ in WM: Comparison of Response Rates to Historical Data on Ibrutinib with Comparable Follow-Up Time ^ Cross-trial comparisons * Long-term follow-up (median treatment duration 19.1 months): Major RR 73%, VGPR (IgM only) 16% # Long-term follow-up (median follow-up 17.1 months): Major RR 71%, VGPR 13% (modified IWWM-6) NR = Not Reported Source: Tam et al, IWWM, 2016; Treon et al, ASH, 2013; Dimopoulos et al, Blood, 2015; Treon et al, NEJM, 2015; Dimopoulos et al., EHA, 2016 Molecule (Trial) BGB-3111 (Phase I) Ibrutinib (Treon) Ibrutinib (PCYC-1127) Trial Size 24 63 31 Median Follow-Up 8.0 months 6.0 months 7.7 months Major Response (VGPR) 83% (33% VGPR) 57%* (6% VGPR) 65%# (VGPR NR) MR 8% 24% 19% SD 8% 17% 16% Median IgM Reduction 90% 63% NR

PD-L1+ DLBCL PD-L1- DLBCL BGB-3111 Strong Rationale to Combine Our BTK and PD-1 Inhibitors Enhancement of PD-1 antibody activity by a selective BTK inhibitor in both PD-L1-positive and especially in PD-L1-negative DLBCL models Percent Best Change in Tumor Volume Relative to Baseline (d24) In Primary DLBCL Tumor Models, the Combination of Our BTK and PD-1 Inhibitors Shows Synergistic Effect (80) (70) (60) (50) (40) (30) (20) (10) 0 10 20 30 40 50 60 70 700 600 500 400 300 200 100 (80) (70) (60) (50) (40) (30) (20) (10) 0 10 20 30 40 50 60 70 700 600 500 400 300 200 100 IgG BGB-3111 (50mg/kg d6-20) BGB-A317 (10mg/kg d6,d13,d20) BGB-3111 + BGB-A317

Source: Phase I data as of September 30, 2016, presented at SITC 2016 (Desai et al) BGB-A317 Most Common Treatment-Related Adverse Events System organ class/Events (≥1%) All Grade Grade 3-4 n % (N=103) n % (N=103) General disorders and administration site conditions Fatigue 20 19.4% 2 1.9% Gastrointestinal disorders Diarrhea 13 12.6% 0 0% Nausea 8 7.8% 0 0% Colitis 4 3.9% 1 1.0% Skin and subcutaneous tissue disorders Pruritus 11 10.7% 0 0% Rash 11 10.7% 0 0% Endocrine disorders Hypothyroidism 7 6.8% 0 0% Injury, poisoning and procedural complications Infusion related reaction 6 5.8% 0 0% Investigations ALT increased 5 4.9% 1 1.0% GGT increased 1 1.0% 1 1.0% Vascular disorders Hypotension 2 1.9% 2 1.9% Metabolism and nutrition disorders Hyperglycaemia 2 1.9% 2 1.9% Diabetes mellitus 2 1.9% 1 1.0% Diabetic ketoacidosis 1 1.0% 1 1.0% Respiratory, thoracic and mediastinal disorders Pneumonitis 2 1.9% 1 1.0% Dyspnoea 1 1.0% 1 1.0% Hypoxia 1 1.0% 1 1.0% Musculoskeletal and connective tissue disorders Back pain 2 1.9% 1 1.0%

BGB-A317 Best Response in Target Lesions from Baseline Note: Ninety-three pts included in the analyses, the remainder 6 pts were not evaluable for target lesion response Source: Phase I data as of September 30, 2016, presented at SITC 2016 (Desai et al) Duration of Treatment (day): Best Response (%) in Target Lesions + On Treatment A mixed patient population of 27 different tumor types was included in this data analyses, in which patients with melanoma, NSCLC or head and neck cancer were not enrolled, and patients with RCC and urothelial carcinoma together represented close to 15% of the enrolled patients Ninety-nine patients were evaluable for efficacy assessment as of September 30, 2016, and 15 patients achieved confirmed PRs including 3/9 RCC, 3/6 urothelial carcinoma, 2/4 gastric cancer, 2/2 Merkel cell carcinoma, 1/4 NPC, 1/1 penis squamous cell carcinoma, 1/1 duodenal carcinoma, 1/1 evaluable MSI-h CRC, 1/1 MSI-h pancreatic cancer

All Grade Grade 3-4 Description N(pts) %(n=29) N(pts) %(n=29) Gastrointestinal Disorders Nausea 11 38% 0 Vomiting 4 14% 0 Diarrhea 3 10% 0 Dry Mouth 1 3% 0 General Disorders and Administration Site Conditions Fatigue 8 28% 0 Nervous System Disorders Lethargy 2 7% 0 Dysgeusia 1 3% 0 Hypoesthesia 1 3% 0 Blood and Lymphatic System Disorders Neutropenia 2 7% 1 3% Anaemia 1 3% 1 3% Thrombocytopenia 1 3% 0 Metabolism and Nutrition Disorders Hypophosphatemia 1 3% 1 3% Hypokalemia 1 3% 1 3% Decreased Appetite 1 3% 0 Vascular Disorders Hot Flush 1 3% 0 BGB-290 Well Tolerated to Date, with Minimal Drug-related Adverse Events from Dose Escalation Study Source: Dose escalation data as of June 30, 2015, presented at AACR-NCI-EORTC 2015 meeting (Lickliter et al)

BGB-290 Significant Activity Seen in Ovarian Cancer Patients Source: Dose escalation data as of June 30, 2015, presented at AACR-NCI-EORTC 2015 meeting (Lickliter et al) (100)% (80)% (60)% (40)% (20)% 0% 20% 40% Best Response from Baseline (SLD, %) PD SD PR CR 43 58 181 363 77 79 71 72 230 314 197 090 224 Days on Treatment Mutant Wild - Type Unknown BRCA Status 109 Continued Treatement (100)% (80)% (60)% (40)% (20)% 0% 20% 40% Best Response from Baseline (SLD, %) 43 10mg 58 60mg 181 40mg 363 2.5mg 77 5mg 79 10mg 71 60mg 72 20mg 230 20mg 314 5mg 197 40mg 90 60mg 224 20mg Days on Treatment Dosage Mutant Wild - Type Unknown BRCA Status 109 10mg

BGB-283 Best Objective Response in Target Lesions from Baseline Source: Dose escalation data as of January 31, 2016, presented at AACR 2016 (Desai et al) * On Treatment * * * * 186 87 247 199 229 328 412 574 342 301 54 87 15 84 81 30 171 59 191 255 31 138 80 665 434 457 44 476 165 * * * BRAF non-V600 BRAF V600E K601E D594G D594S/ NRAS G12C KRAS/NRAS Best Response (%) in Target Lesions Duration of Treatment (day)